                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                 /s/ PHILIP F. ANSCHUTZ
                                        _______________________________________
                                                   Philip F. Anschutz

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, E. Virgil Conway, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                  /S/ E. VIRGIL CONWAY
                                        _______________________________________
                                                    E. Virgil Conway

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                  /s/ THOMAS J. DONOHUE
                                        _______________________________________
                                                    Thomas J. Donohue

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                  /s/ ARCHIE W. DUNHAM
                                        _______________________________________
                                                    Archie W. Dunham

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                  /s/ SPENCER F. ECCLES
                                        _______________________________________
                                                    Spencer F. Eccles

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                    /s/ IVOR J. EVANS
                                        _______________________________________
                                                      Ivor J. Evans

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                               /s/ ELBRIDGE T. GERRY, JR.
                                        _______________________________________
                                                 Elbridge T. Gerry, Jr.

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                /s/ JUDITH RICHARDS HOPE
                                        _______________________________________
                                                  Judith Richards Hope

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                 /s/ RICHARD J. MAHONEY
                                        _______________________________________
                                                   Richard J. Mahoney

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENT THAT I, Richard D. Simmons, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-4 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance and distribution of shares of Corporation Common Stock, par value $2.50 per share, pursuant to the offer by the Corporation to exchange all outstanding shares of common stock, no par value, of Motor Cargo Industries, Inc. for either 0.26 of a share of Corporation Common Stock or $12.10 in cash, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

   IN WITNESS WHEREOF, I have executed this Power of Attorney as of October 23, 2001.

                                                 /s/ RICHARD D. SIMMONS
                                        _______________________________________
                                                   Richard D. Simmons